Exhibit 32.1

CEO CERTIFICATION OF QUARTERLY REPORT

I, William G. Walter, President and Chief Executive Officer of FMC Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 31, 2008

/s/ William G. Walter
William G. Walter
President and Chief Executive Officer